Exhibit 10.1

Execution version

THIRD AMENDING AGREEMENT made as of February 2, 2025

BETWEEN:	Leddar Tech Holdings Inc.

(as “Borrower”)

AND:	FÉdÉration Des Caisses Desjardins Du QuÉbec

(as “Desjardins”)

AND:	Investissement QuÉbec

(as “IQ”)

AND:	FS LT HOLDINGS II LP, by its general partner FS INVESTMENT, L.P., by its general partner Nick Stone Management II, LLC

(as “FS LT”, and collectively with Desjardins and IQ, the “Initial Bridge Lenders”)

AND:	Frantz Saintellemy

(as “F. Saintellemy”)

AND:	MM Consulting SAS

(as “MM Consulting”)

AND:	Charles Boulanger

(as “C. Boulanger”)

AND:	Derek Aberle

(as “D. Aberle”)

AND:	David Torralbo

(as “D. Torralbo”, and collectively with F. Saintellemy, MM Consulting, C. Boulanger and D. Aberle, the “Additional Bridge Lenders”, and collectively with the Initial Bridge Lenders, the “Bridge Lenders”)

RECITALS

A.	The Initial Bridge Lenders have addressed a bridge financing offer dated August 16, 2024 to the Borrower which has been accepted by the Borrower on the same day (as amended by a first amending agreement dated as of October 11, 2024, a second amending agreement dated as of December 6, 2024, and as may be further amended, supplemented, restated, replaced or amended and restated from time to time prior to the date hereof, the “Bridge Financing Offer”), and the Additional Bridge Lenders have become party to such Bridge Financing Offer by executing joinder agreements dated as of August 30, 2024 between each Additional Bridge Lender and the Borrower.

B.	The Borrower and the Initial Bridge Lenders wish to amend the Bridge Financing Offer to, among other things, extend the Maturity Date.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	Interpretation

1.1	Capitalized terms used herein and defined in this Agreement have the meanings assigned to them in the Bridge Financing Offer unless otherwise defined herein.

1.2	Other than as specifically provided herein, this Agreement shall not operate as a waiver of any right, power or privilege of the Initial Bridge Lenders and, except as amended hereby, all provisions of the Bridge Financing Offer will remain in full force and effect.

2.	Amendments to the Bridge Financing Offer

2.1	Section 2.3 of the Bridge Financing Offer is amended as follows (changes underlined and struck through):

“2.3 Term and Form

2.3.1	The term of the Desjardins Bridge Loan is December 13, 2024, which date will automatically be extended, upon the disbursement to the Borrower of the full First Installment of the TI Pre-paid Royalty Fee, to the earlier of (i) ~~January 31~~ February 28, 2025 and (ii) the Business Day following the closing of the Follow On Offering (the “Maturity Date”). Any Advance under the Desjardins Bridge Loan may only be made in US Base Rate.”

3.	Effectiveness and Conditions Precedent

This Agreement will become effective on the date that the Initial Bridge Lenders notify the Borrower that the following conditions precedent have been fulfilled to their satisfaction:

3.1	this Agreement has been executed by all parties;

3.2	no Default exists; and

3.3	all fees and expenses owing by the Borrower to the Initial Bridge Lenders and their legal counsel due on the date of this Agreement shall have been paid and Desjardins is authorized to debit the Borrower’s account and proceed to the payment of such fees and expenses.

4.	Representations and Warranties

The Borrower certifies that all of the representations and warranties contained in Article 2 of the Appendix A to the Bridge Financing Offer are true and correct on and as of the date hereof as though made on and as of the date hereof, except that, to the extent such representations and warranties relate to a specifically identified earlier date they shall be true and correct as of such earlier date.

5.	Default

The Borrower certifies that no Default has occurred and is continuing on the date hereof.

6.	Cost and Expenses

The Borrower agrees to pay on demand all reasonable costs and expenses of the Initial Bridge Lenders in connection with the preparation, execution, delivery and implementation and administration of this Agreement including the reasonable fees and expenses of counsel for the Initial Bridge Lenders.

7.	Counterparts

This Agreement may be executed in any number of counterparts, all of which taken together constitute one and the same instrument. A party may execute this Agreement by signing any counterpart. Delivery by any party or other signatory of an executed counterpart of this Agreement by facsimile or electronic mail or in PDF format, or using any electronic signature, shall be equally effective as delivery of an original executed counterpart of this Agreement.

8.	Governing Law

This Agreement is governed by and construed in accordance with laws of the Province of Quebec and the laws of Canada applicable therein.

[Signature pages follow]

IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed as of the date and year first above written.

LEDDARTECH HOLDINGS INC., as Borrower

/s/ Frantz Saintellemy
Name:	Frantz Saintellemy
Title:	President and Chief
Executive Officer

[Third Amendment – LeddarTech Holdings Inc. – Bridge Loan]

FÉDÉRATION DES CAISSES DESJARDINS DU QUÉBEC, as Initial Bridge Lender

Per:	/s/ Jocelyn Larouche		Per:	/s/ Alexandre Chapdelaine
	Name:	Jocelyn Larouche		Name:	Alexandre Chapdelaine
	Title:	Director, National Accounts,		Title:	Managing Director and Market
		North Western Quebec			Lead, National Accounts, North
Western Quebec

INVESTISSEMENT QUÉBEC, as Initial Bridge Lender

/s/ Sébastien Plante
Name:	Sébastien Plante
Title:	Directeur principal,
Investissement spécialisé -
Québec

FS LT HOLDINGS II LP, by its general partner FS INVESTMENT, L.P., by its general partner NICK STONE MANAGEMENT II, LLC, as Initial Bridge Lender

/s/ Nick Stone
Name:	Nick Stone
Title:	Manager

[Third Amendment – LeddarTech Holdings Inc. – Bridge Loan]

/s/ Frantz Saintellemy
Frantz Saintellemy, as Additional
Bridge Lender

MM CONSULTING SAS, as Additional Bridge Lender

/s/ Yann Delabrière
Name:	Yann Delabrière
Title:

/s/ Charles Boulanger
Charles Boulanger, as Additional
Bridge Lender

/s/ Derek Aberle
Derek Aberle, as Additional
Bridge Lender

/s/ David Torralbo
David Torralbo, as Additional
Bridge Lender

[Third Amendment – LeddarTech Holdings Inc. – Bridge Loan]

The Guarantor acknowledges receipt of this Agreement and agrees to its terms.

VAYAVISION SENSING LTD., as Guarantor

/s/ Frantz Saintellemy
Name:	Frantz Saintellemy
Title:	Chief Executive Officer

[Third Amendment – LeddarTech Holdings Inc. – Bridge Loan]

The Existing Lender acknowledges receipt of this Agreement and agrees to its terms.

FÉDÉRATION DES CAISSES DESJARDINS DU QUÉBEC, as Existing Lender

Per:	/s/ Jocelyn Larouche		Per:	/s/ Alexandre Chapdelaine
	Name:	Jocelyn Larouche		Name:	Alexandre Chapdelaine
	Title:	Director, National Accounts,		Title:	Managing Director and Market
		North Western Quebec			Lead, National Accounts, North
Western Quebec

[Third Amendment – LeddarTech Holdings Inc. – Bridge Loan]